Certification Filed as Exhibit 11(b) to Form N-CSR

CERTIFICATION

I, James W. Hirschmann, Chief Executive Officer of Western Asset Funds, Inc. (“Trust”), certify, that to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ James W. Hirschmann	11/29/04
James W. Hirschmann President	Date

Certification Filed as Exhibit 11(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Western Asset Funds, Inc. (“Trust”), certify, that to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski	11/29/04
Marie K. Karpinski Treasurer and Principal Financial and Accounting Officer	Date